SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2004

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of in Company)	0-26001 (Commission File Number)	22-3640393 (IRS Employer Identification No.)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since 1st report)

Items 1, 2, 3, 4, 5, 6, 8, 9, 10, and 11. Not Applicable.

Item 7. Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Press release, dated January 22, 2004, announcing fourth quarter and year-end financial results for the period ended December 31, 2003.

Item 12. Results of Operations and Financial Condition.

On January 22, 2004, Hudson City Bancorp, Inc. (the “Company”), the holding company for Hudson City Savings Bank, issued a press release announcing fourth quarter and year-end financial results for the period ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

By:	/s/ Ronald E. Hermance, Jr.

Ronald E. Hermance, Jr.
President and Chief Executive Officer

Dated: January 23, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated January 22, 2004, announcing fourth quarter and year-end financial results for the period ended December 31, 2003.